GENWORTH FINANCIAL ASSET MANAGEMENT FUNDS
Genworth Financial Contra Fund (the “Fund”)

SUPPLEMENT TO THE PROSPECTUS
DATED JANUARY 31, 2013

The date of this Supplement is September 12, 2013

The previously disclosed change in control of the advisor, Genworth Financial Wealth Management, Inc. (“GFWM”), has occurred.  As a result, GFWM is now owned by Acquiline Capital Partners LLC and Genstar Capital, LLC.

The Board of Trustees of Genworth Financial Asset Management Funds has approved a new investment advisory agreement, as well as a new sub-advisory agreement for the Fund (the “New Agreements”). The Fund also obtained all requisite shareholder approvals for the New Agreements.  The expense limitation agreement that was already in place has been extended until January 31, 2015.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE